                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                             INFORMATION REQUIRED IN
                                 PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission
Only (as permitted by Rule 14a6-(e)(2)
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Section 240.14a-11(C) or Section 240.14a-12

                                 CNB CORPORATION
                (Name of Registrant as Specified in its Charter)

                                       N/A
                   (Name of Person(s) filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box): N/A
[ ] $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(I)(l), or 14a-6(I)(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(I)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, schedule, or registration statement no.:

         (3) Filing party:

         (4) Date filed:

                         [CNB CORPORATION LETTERHEAD]



                                                     April 17, 1998






Dear Shareholder:

You are cordially invited to attend the annual meeting of CNB Corporation to be held at the Knights of Columbus Hall, 9840 S. Straits Highway (near the intersection of highways U.S. 27 and M-33), Cheboygan, Michigan, at 5:30 p.m. on Tuesday, May 19, 1998. The Notice of Annual Meeting and Proxy Statement follow this letter and the Corporation's 1997 Annual Report is enclosed.

It is important that your shares be represented at the meeting. Whether or not you plan to attend, we urge you to sign, date and return your Proxy as soon as possible in the enclosed postage-paid envelope.

Dinner will be served following the meeting and we hope you will be able to join us. If you intend to join us for dinner, please complete and return the enclosed reservation card with your Proxy.

We appreciate your continuing support of CNB Corporation and we encourage you to recommend the Corporation's services to your friends and neighbors.

We look forward to seeing you at the meeting.

                                            Respectfully,


                                            /s/ Robert E. Churchill
                                            Robert E. Churchill
                                            President & Chief Executive Officer

Enclosures

                                 CNB CORPORATION

                              303 North Main Street
                            Cheboygan, Michigan 49721

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 19, 1998


TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of CNB Corporation, a Michigan corporation, will be held on Tuesday, May 19, 1998, at 5:30 p.m., at the Knights of Columbus Hall, 9840 N. Straits Highway, Cheboygan, Michigan, for the following purposes:

         1. To elect nine directors, each to hold office for a one year term and until his or her successor is elected and qualified.

         2 To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed March 20, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.


                                             By order of the Board of Directors,

                                             John P. Ward
                                             ----------------------------------
                                             John P. Ward
                                             Secretary

Dated: April 17, 1998

         YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY FORM, INDICATE YOUR CHOICE WITH RESPECT TO THE MATTERS TO BE VOTED UPON, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. NOTE THAT IF THE STOCK IS HELD IN MORE THAN ONE NAME, ALL PARTIES MUST SIGN THE PROXY FORM.

                                 CNB CORPORATION
                              303 North Main Street
                            Cheboygan, Michigan 49721

                                 PROXY STATEMENT
                       1998 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 19, 1998

         This Proxy Statement and the enclosed Proxy are furnished in connection with the solicitation of proxies by the Board of Directors of CNB Corporation (the "Corporation"), a Michigan bank holding company whose sole subsidiary is Citizens National Bank of Cheboygan (the "Bank"), to be voted at the Annual Meeting of Shareholders of the Corporation to be held on May 19, 1998, at 5:30 p.m., at the Knights of Columbus Hall, 9840 South Straits Highway, Cheboygan, Michigan (the "Annual Meeting"), or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting and in this Proxy Statement.


                              VOTING AT THE MEETING

         This Proxy Statement has been mailed on or about April 17, 1998, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on March 20, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         The Corporation's only class of outstanding stock is its common stock, par value $2.50 per share. There are presently 1,025,884 shares of common stock of the Corporation outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Corporation.

         If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the Proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all of the nominees named in this Proxy Statement and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting or any adjournment thereof.

         A Proxy may be revoked before exercise by notifying the Secretary of the Corporation in writing, or by submitting a Proxy of a later date or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed Proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

                              ELECTION OF DIRECTORS

         The Bylaws of the Corporation provide for a Board of Directors consisting of a minimum of one and a maximum of seventeen members. The Bylaws also provide that at each annual meeting, the shareholders shall elect directors to hold office until the succeeding annual meeting. A director shall hold office for the term for which he or she is elected and until his or her successor is elected and qualified. Directors must be shareholders.

         Nine persons have been nominated for election to the Board, each to serve one year expiring at the 1999 Annual Meeting of Shareholders. The Board has nominated Robert E. Churchill, James C. Conboy, Jr., Kathleen M. Darrow, Thomas J. Ellenberger, Thomas J. Fisher, Vincent J. Hillesheim, John L. Ormsbee, Francis J. VanAntwerp, Jr. and John P. Ward. All of the nominees are incumbent directors previously elected by the Corporation's shareholders.

         Unless otherwise directed by a shareholder's Proxy, the persons named as proxy holders in the accompanying Proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed Proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS.

                       INFORMATION ABOUT DIRECTOR NOMINEES

         The following table sets forth certain information regarding each nominee, including name, age, principal occupation for the past five years, and term of service as a director of the Corporation. The information set forth in the table is based in part on information provided by each nominee.



                                                                                                    HAS SERVED
                                                                                                   AS A DIRECTOR
           NAME AND AGE                                PRINCIPAL OCCUPATION                          SINCE (1)
           ------------                                --------------------                        -------------
Robert E. Churchill, 57 (3)          President and Chief Executive Officer of the Corporation          1983
                                     and the Bank.
James C. Conboy, Jr., 50 (2)(3)      Attorney/Partner, Bodman, Longley & Dahling LLP.                  1983
Kathleen M. Darrow, 55 (2)           Group Sales & Special Events Coordinator for the                  1996 (4)
                                     Mackinac State Historic Parks; President/Co-owner of
                                     Darrow Bros. Excavating, Inc.
Thomas J. Ellenberger, 47 (2)(3)     Part owner, Vice President and Secretary of Albert                1995 (4)
                                     Ellenberger Lumber Co. (retail lumber sales).
Thomas J. Fisher, 68 (2)(3)          Chairman of the Board of the Corporation and the Bank.            1993
                                     Chairman of the Board of North Country Homes
                                     Corporation (residential home builder/dealer).
Vincent J. Hillesheim, 47 (2)(3)     President of Crusoe's Rivertown Motors, Inc., d/b/a               1994
                                     Anchor In Marina; President of Lincoln Bridge Plaza,
                                     Inc. (commercial property leases).
John L. Ormsbee, 59 (2)              Sole proprietor of Jack's Sales (auctioneering services,          1980
                                     logging, and Christmas tree sales) and The Outpost
                                     (retail sporting goods sales).
Francis J. VanAntwerp, Jr.,          President/Owner of Durocher Dock & Dredge, Inc.                   1990
53 (2)                               (marine construction); President/Owner of Salvor, Ltd.
                                     (real estate and equipment leasing).
John P. Ward, 61                     Senior Vice President and Secretary /Treasurer of the
                                     Corporation, and Senior Vice President and Cashier of
                                     the Bank.                                                         1994

   (1)Any service as a director prior to 1985, the year the Corporation was formed, would have been as a director of the Bank. Since 1985, all directors of the Corporation also have been directors of the Bank.
   (2)Member of the Audit Committee.
   (3)Member of the Compensation Committee.
   (4)Service as a director prior to May, 1996 was as a director of the Bank.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Corporation has an Audit Committee. The Committee is comprised of directors Conboy, Darrow, Ellenberger, Fisher, Hillesheim, Ormsbee and VanAntwerp. Five meetings of the Audit Committee were held during 1997. The Committee is responsible for the recommendation of the independent accounting firm to be engaged for the external audit, directing and supervising investigations into matters relating to audit functions, reviewing with independent auditors the plan and results of the external audit, the establishment and continued supervision of internal auditing procedures, reviewing the degree of independence of the auditors, and reviewing the adequacy of internal accounting controls.

         The Board of Directors of the Bank has a Compensation Committee. The Compensation Committee, comprised of directors Churchill, Conboy, Ellenberger, Fisher and Hillesheim, met five times during 1997. The Committee reviews and makes recommendations to the Board of Directors relating to remuneration, including benefit plans, to be paid to the directors and officers of the Corporation and the Bank.

         All directors of the Corporation also serve as the Board of Directors of the Bank. The Board of Directors of the Corporation held a total of six meetings during 1997, including the organizational meeting and one special meeting. The Board of Directors of the Bank held a total of twenty-five meetings during 1997, including the organizational meeting. All directors attended 75% or more of the aggregate number of meetings of the two Boards and the Committees on which they served during the year, except for Mr. VanAntwerp who attended 69%. There are no family relationships between or among any of the directors, nominees or executive officers of the Corporation.


                            COMPENSATION OF DIRECTORS

         All directors initially elected prior to January 1, 1994 participate in the Citizens National Bank of Cheboygan 1985 Directors' Deferred Compensation Plan in lieu of current payment of director fees. The plan was adopted by the Bank in 1985 and in 1993 participation in the plan was closed to directors initially elected after January 1, 1994. The plan provides for retirement and death benefits to be paid to the participating directors by the Bank over a minimum of fifteen years. The Bank is the owner and beneficiary of life insurance policies which are structured to fund the Bank's obligations under the terms of the plan.

         Directors initially elected after January 1, 1994, may participate in the Citizens National Bank of Cheboygan 1997 Deferred Compensation Plan. The plan was adopted by the Bank effective September 1, 1997. The plan permits deferral of all or any portion of current director fees. Amounts deferred are credited with interest at a rate equal to the Bank's "yield on earning assets" as calculated at year end of the prior year. Upon separation for any reason of the services of a participating director from the Bank, the director will be entitled to receive the balance of his or her account either in a lump sum or in approximately equal installments over a period of ten years.

         During 1997, directors participating in the 1985 Directors' Deferred Compensation Plan received a deferred annual retainer of $4,000 for service on the Board of Directors of the Corporation and the Bank. Directors not eligible to participate in the 1985 Directors' Deferred Compensation Plan received a quarterly retainer of $1,625 for service on the two Boards. The chairman of the board received an additional quarterly retainer of $200. Directors are not compensated for attendance at Board or Committee meetings, but are reimbursed for travel expenses for meetings attended.


                       COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation received by the named executive, who is the only executive officer whose annual compensation exceeded $100,000 for each of the three years ended December 31, 1997.



                                                                           ANNUAL COMPENSATION
                                                        ----------------------------------------------------------
       NAME AND                                                                                        OTHER ANNUAL
  PRINCIPAL POSITION              YEAR                   SALARY                     BONUS              COMPENSATION
  ------------------              ----                   ------                     -----              ------------
Robert E. Churchill               1997                $134,000(1)(2)               $58,203                 $6,974(3)
President and Chief               1996                $129,000(2)                  $52,477                 $6,318(4)
Executive Officer
                                  1995                $114,000(2)                  $47,537                 $5,860(5)




(1) Includes compensation deferred under the 1997 Deferred Compensation Plan.
(2) Includes director fees of $4,000 and compensation deferred under 401(k)
    Plan.
(3) Includes employer's matching contribution of $5,474 under 401(k) Plan.
(4) Includes employer's matching contribution of $5,176 under 401(k) Plan.
(5) Includes employer's matching contribution of $4,249 under 401(k) Plan.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth the options exercised by the named executive under the CNB Corporation 1996 Stock Option Plan during the fiscal year ended December 31, 1997 and the value of unexercised options as of such date.


                                                             NUMBER OF SECURITIES                      VALUE OF
                                                            UNDERLYING UNEXERCISED             UNEXERCISED IN-THE-MONEY
                                                         OPTIONS AT FISCAL YEAR END(1)       OPTIONS AT FISCAL YEAR END(2)
                                                         -----------------------------       -----------------------------
                            SHARES
                           ACQUIRED         VALUE
         NAME             ON EXERCISE      REALIZED
         ----             -----------      --------     EXERCISABLE    UNEXERCISABLE        EXERCISABLE      UNEXERCISABLE
                                                        -----------    -------------        -----------      -------------
Robert E. Churchill
President and Chief
Executive Officer               0           0               3,150          0                   $39,438              0

(1)The number of shares underlying unexercised options has been adjusted to reflect a 5% stock dividend.
(2)The value shown is calculated by determining the difference between the fair market value of the common stock and the exercised price of the options (adjusted for a 5% stock dividend) at fiscal year end. For purposes of this table, fair market value is deemed to be $43.00 per share, the price at which the stock last traded on or before December 31, 1997.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain of the directors and officers of the Corporation have had and are expected to have in the future, transactions with the Bank, or have been directors or officers of corporations, or members of partnerships, or sole proprietors of businesses which have had and are expected to have in the future, transactions with the Bank. In the opinion of management, all such transactions with officers and directors and with such related businesses are made in the ordinary course of business and substantially on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and these transactions do not involve more than normal risk of collectibility or present other unfavorable features.

         Director Conboy, a partner in the firm of Bodman, Longley & Dahling, LLP serves as general legal counsel for the Corporation and the Bank on a fee for service basis.

                            OWNERSHIP OF COMMON STOCK

         The following table sets forth certain information as of March 20, 1998, with respect to those persons known by the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding common stock.


                                                    AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                                    --------------------------------------------
                                  SOLE VOTING              SHARED VOTING               TOTAL
    NAME AND ADDRESS OF         AND DISPOSITIVE           OR DISPOSITIVE            BENEFICIAL            PERCENT OF
     BENEFICIAL OWNER                POWER                   POWER(2)                OWNERSHIP               CLASS
    -------------------         ---------------           --------------            ----------            ----------
Dessie M. Ormsbee
P.O. Box 5157
Cheboygan, MI 49721                  30,671                      30,671               61,342                 5.98%

(1)The numbers of shares stated include shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty days.

(2)These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.

         The following table sets forth certain information as of March 20, 1998, as to the common stock of the Corporation owned beneficially by each director, the executive named in the Summary Compensation Table above, and by all directors and executive officers of the Corporation as a group.


                                               AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                               --------------------------------------------
                                     SOLE VOTING              SHARED VOTING               TOTAL
           NAME OF                     AND/OR                  AND/OR                  BENEFICIAL          PERCENT OF
      BENEFICIAL OWNER            DISPOSITIVE POWER       DISPOSITIVE POWER(2)          OWNERSHIP            CLASS
      ----------------            -----------------       --------------------         ----------          ----------
Robert E. Churchill                                                11,560                11,560(3)            1.13%
James C. Conboy, Jr.                        656                     5,470                 6,126                  *
Kathleen M. Darrow                                                  1,184                 1,184                  *
Thomas J. Ellenberger                     1,694                     5,977                 1,671
Thomas J. Fisher                          4,788                     1,590                 6,378                  *
Vincent J. Hillesheim                                               1,287                 1,287                  *
John L. Ormsbee                          11,298                    11,298                22,596               2.20%
Francis J. VanAntwerp, Jr.
                                            460                     5,755                 6,215                  *
John P. Ward                                                        3,452                 3,452(3)               *
All directors and officers
as a group (11 persons)                  18,896                    47,715                66,611(4)            6.49%

*Less than 1%.

(1)The numbers of shares stated include shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty days.
(2)These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.
(3)The amounts shown do not include 3,150 and 1,575 shares that may be acquired within 60 days by Mr. Churchill and Mr. Ward, respectively, through the exercise of stock options.
(4)This amount does not include 7,875 shares that may be acquired within 60 days by executive officers of the Corporation through the exercise of stock options.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Crowe, Chizek and Company, LLP examined and certified the financial statements of the Corporation and the Bank for the year ended December 31, 1997. Crowe, Chizek and Company, LLP have been the independent public accountants of the Bank since 1980 and for the Corporation since its formation in 1985. Pursuant to the recommendation of the Audit Committee, the Board of Directors has reappointed Crowe, Chizek and Company, LLP as the independent public accountants of the Corporation and the Bank for the year ending December 31, 1998. A representative of Crowe, Chizek and Company, LLP is not expected to be at the Annual Meeting of Shareholders.


                              SHAREHOLDER PROPOSALS

         Any shareholder proposal to be considered by the Corporation for inclusion in the 1999 Annual Meeting of Shareholders proxy materials must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and be received by the Corporation no later than December 15, 1998.


                                 OTHER BUSINESS

         The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, or any adjournment thereof, the Proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the Proxy. The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation and the Bank may solicit proxies by telephone or in person, without compensation other than their regular compensation.

         The Annual Report of the Corporation for 1997 is included with this Proxy Statement. Copies of the report will also be available for all shareholders attending the Annual Meeting.

         Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.

                                    By order of the Board of Directors

                                    John P. Ward
                                    ----------------------------------
                                    John P. Ward
                                    Secretary


Dated:   April 17, 1998

                                 CNB CORPORATION

                              303 North Main Street
                            Cheboygan, Michigan 49721




                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 19, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Thomas J. Ellenberger, Vincent J. Hillesheim, and John L. Ormsbee, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of CNB Corporation held of record by the undersigned on March 20, 1998, at the Annual Meeting of Shareholders to be held May 19, 1998, and at any adjournment thereof.

1. In the election of nine directors to be elected for terms expiring in 1999:


[ ] FOR all nominees listed below (except as             [  ]  WITHHOLD AUTHORITY to vote for
    marked to the contrary below)                              all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)


Robert E. Churchill       Thomas J. Ellenberger       John L. Ormsbee

James C. Conboy, Jr.      Thomas J. Fisher            Francis J. VanAntwerp, Jr.

Kathleen M. Darrow        Vincent J. Hillesheim       John P. Ward


                          COMPLETE AND SIGN ON REVERSE

         The undersigned shareholder instructs the Proxies to vote as specified in this Proxy on the matters described in the Proxy Statement dated April 17, 1998. This Proxy, when properly executed, will be voted by the Proxies in the manner directed herein by the undersigned shareholder. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. BY EXECUTION OF THIS PROXY, THE UNDERSIGNED SHAREHOLDER CONFERS UPON THE ABOVE-APPOINTED PROXIES THE DISCRETIONARY AUTHORITY TO VOTE UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, AND REVOKES ANY PRIOR PROXIES.

         The undersigned shareholder acknowledges receipt of the 1997 Annual Report to Shareholders, and the Notice of Meeting and Proxy Statement, both dated April 17, 1998.

         The giving of this Proxy does not affect the right of the undersigned shareholder to vote in person should the undersigned shareholder attend the annual meeting. This Proxy may be revoked at any time before it is voted.

         Each shareholder must sign exactly as his/her name appears below. For shares held jointly, each joint owner must sign. If signing as attorney, executor, trustee or in some other representative capacity, sign name and give full title. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in partnership name by authorized person. Brokers executing proxies should indicate in the space below the number of shares with respect to which authority is conferred by this Proxy if less than all shares held by such brokers as nominees are to be voted.

         The _________ shares represented by this Proxy are registered on our books as follows:





Date:            , 1998                  ---------------------------------------
     ------------                        Signature

Brokers-Number of Shares                 ---------------------------------------
                         -----------     Signature

                                         ---------------------------------------
                                         Signature

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                       IN THE ENCLOSED ENVELOPE PROMPTLY.